Business Combination (Tables) - 2015 Acquisitions of Network Partners	12 Months Ended
Dec. 31, 2017
Acquisitions of Network Partners
Schedule of considerations, fair value of assets acquired and goodwill resulted from acquisitions

2015
RMB
Consideration:
Ordinary shares	1,281,015
Cash	57,673

Total	1,338,688
Fair value of the Group’s existing equity interests at the time of acquisition	431,022
Less: Fair value of fixed assets acquired	57,673

Goodwill	1,712,037

Summary of unaudited pro forma results of operations

Years ended December 31, 2015
(Unaudited)
RMB
Pro forma revenue	6,997,299
Pro forma income from operations	1,599,022
Pro forma net income attributable to the Group	1,154,382
Pro forma net income per share
Basic	1.86
Diluted	1.86